3000 Two Logan Square

Eighteenth and Arch Streets

Philadelphia, PA 19103-2799

215.981.4000

Fax 215.981.4750

John P. Falco

direct dial: (215) 981- 4659

direct fax: (866) 422 - 2114

falcoj@pepperlaw.com

February 20, 2015

VIA EDGAR

Filing Desk

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	The Herzfeld Caribbean Basin Fund, Inc. File No. 811-06445

Ladies and Gentlemen:

On behalf of the Herzfeld Caribbean Basin Fund, Inc. (the “Company”), transmitted herewith for filing is a registration statement on Form N-2 (the "Registration Statement") under the Securities Act of 1933, as amended (the "1933 Act"). Such Registration Statement also constitutes Amendment No. 8 to the Company's registration statement under the Investment Company Act of 1940, as amended. The Company is a non-diversified closed-end investment company whose shares are listed on the NASDAQ Capital Market (Ticker Symbol: CUBA).

The Registration Statement relates to the registration, under the 1933 Act, of the proposed offering by the Company of additional shares of common stock, par value $0.001 per share (the “Shares”)  on an immediate, delayed or continuous basis in reliance on Rule 415 under the 1933 Act.  The Company is registering currently $100,000,000 of Shares, but may increase such amount, and pay the additional registration fee in connection therewith, in a pre-effective amendment to the Registration Statement.

A registration fee of $11,620 due with respect to the filing was paid by wire transfer on February 19, 2015.

The Company wishes to inform the Commission that it may request acceleration of the effectiveness date of the Registration Statement in writing or orally.

U.S. Securities and Exchange Commission

February 20, 2015

Please direct any questions concerning this letter to my attention at 215.981.4659 or, in my absence, to John M. Ford, Esq. of this office at 215.981.4009.

Very truly yours,

/s/ John P. Falco

John P. Falco

cc:	John M. Ford, Esq. Reanna Lee, Esq.